Other Borrowings	12 Months Ended
Dec. 31, 2011
Other Borrowings [Abstract]
Other Borrowings

Note 11 - Other Borrowings

Other borrowings consist of a note payable due to related parties (directors) with a balance of $8,581,000 as of December 31, 2011.  The proceeds were used to fund SAVB Holdings.  The loan is secured by a guarantee of the Company and a blanket assignment of all the assets of SAVB Holdings.  Principal payments are due monthly based on repayments, sales, charge-offs or other activity in the assets held by SAVB Holdings.  The agreement contains the following financial covenants: (i) the Company's dividend payout ratio will not exceed 50 percent of after tax net income on a quarterly basis, (ii) the Subsidiary Banks shall each maintain a “well-capitalized” status as determined by their primary regulator, (iii) on the last day of each calendar quarter, SAVB Holdings shall maintain a loan-to-value ratio of at least 1.00:1.00 and (iv) on the last day of each calendar quarter, the amount of nonperforming assets of the Company shall not exceed 4.75 percent of the total assets of the Company.  Additionally, the note states that if the amount of nonperforming assets of the Company exceeds 5.25 percent of total assets, then the interest rate payable on the note would increase an additional 200 basis points.  At December 31, 2011, the Company's ratio of nonperforming assets to total assets was 5.60 percent which exceeded both of the limits stated in the note's covenants.  The interest rate payable on the note increased 50 basis points to 8.00 percent for exceeding the limit of 4.75 percent of nonperforming assets to total assets.  The interest rate payable should have increased an additional 200 basis points to 10.00 percent for exceeding the nonperforming assets limit of 5.25 percent; however, the Company obtained a waiver from the lenders on this covenant and the interest rate payable remained at 8.00 percent as of December 31, 2011.  The remaining indebtedness is due and payable by September 30, 2012.